PBF Energy Inc. January 2014 PBF Energy Inc. January 2014 Exhibit 99.1

Legal Notice / Forward-Looking Statements
Legal Notice / Forward-Looking Statements
This presentation contains forward-looking statements made by PBF Energy Inc. (the “Company” or “PBF”) and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved.
Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Company’s actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry, including any lifting by the federal government of the restrictions on exporting U.S. crude oil; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; inability to successfully integrate acquired refineries or other acquired businesses or operations;
effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors.
Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The
Company assumes no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date.

U.S. Refining Industry Strengths
U.S. Refining Industry Strengths
Inexpensive
Natural Gas
Growth in supply driving decline in U.S. natural gas pricing
U.S. natural gas currently priced more than 60% below Europe
~$0.10 / bbl benefit to domestic refiners for every $1 / MMBtu difference in natural gas price
North American
Crude
Oil Production
Secular growth in North American crude oil production
Favorable price dislocations between North American crude
and rest of world
Complex
Refineries
U.S. average refinery Nelson Complexity of 10.8 versus Western
European average refinery Nelson Complexity of 7.8
Product
Exports
Cost and technological advantages have spurred export
opportunities
East Coast to Europe, West Africa, and Latin America
Why will the U.S. refining industry prosper for the next 5 years?

PBF owns three oil refineries located in Ohio,
Delaware and New Jersey
Aggregate throughput capacity of
approximately 540,000 barrels per day
Weighted average Nelson Complexity of 11.3
Fifth largest U.S. independent refiner
East Coast rail infrastructure results in the
entire system having access to WTI-based,
cost-advantaged crude supply
Summary Company Profile
Region
Throughput
Capacity (bpd)
Date
Acquired
Nelson
Complexity
Replacement
Cost
Benchmark
Crack Spread
Mid-Continent 170,000 3/1/2011 9.2 $2.4 billion WTI (Chicago) 4-3-1
East Coast 370,000 2010 12.2 $5.8 billion Dated Brent (NYH) 2-1-1
Total 540,000 11.3
(1)
$8.2 billion
(1) Represents weighted average Nelson Complexity for PBF’s three refineries
Cushing
Toledo
Paulsboro
Delaware City

Increasing East Coast access to currently cost-advantaged
North American crude oil
Increasing East Coast access to currently cost-advantaged
North American crude oil
PBF’s onsite rail-infrastructure at Delaware City provides the opportunity to save approximately $3/bbl on delivered Bakken barrels versus using 3 party facilities
rd

16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
MMbpd
7.7
2.5
5.2
8.3
2.8
5.5
12.2
3.7
8.5
12.9
3.9
9.0
14.4
4.9
9.6
2005
2010
2014
2015
2020
US
Canada

Source: EIA, CAPP

North American Crude Production
North American Crude Production
U.S. crude production is estimated
to grow by 55% (3 million bpd)
from 2010 through 2014
Pushes barrels South (via
water, pipeline and rail), East
and West (primarily by rail)
Ultimately displaces USGC
imports
Canadian crude production is
expected to grow by 32%
(900 kbpd) from 2010 through
2014
Bitumen by rail advantaged
versus pipeline transportation
of diluted crudes

PBF Rail Deliveries of Light Crude to East Coast
PBF Rail Deliveries of Light Crude to East Coast
Light crude discharge
capacity is over 100,000
bpd with a project to
increase capacity to
120,000 – 130,000 bpd
by Q3-2014
PBF is able to deliver
Bakken barrels to
Delaware City at a cost of
approximately $12 per
barrel

PBF Rail Deliveries of Canadian Heavy Crude to East Coast
PBF Rail Deliveries of Canadian Heavy Crude to East Coast
PBF’s heavy crude unloading capacity is
expected to double from approximately
40,000 bpd to approximately 80,000 bpd
by Q3-2014 as PBF completes its ongoing
rail expansion project and infrastructure
projects are completed in Canada
Deliveries of Canadian heavy crude are
dependent on access to coiled and
insulated railcars as well as rail
transloading facilities in Canada
Transportation costs for Canadian-heavy
are expected to decline from above $20
per barrel to below $17 per barrel as PBF-
controlled railcar fleet expands and the
benefits of unit-train economics are
realized

Crude-by-Rail Pipeline
Planned Leased or Owned Railcars
Note: Schedule is subject to change based on current company plans and on current third party railcar manufacturer delivery schedules
Longer-term focus on logistics
Rail services agreements with Norfolk Southern and BNSF
Increased ability to load unit trains
Transloading agreement with Savage in Trenton, ND
Advantageous commercial arrangements with crude producers
Supply agreement with Continental Resources for Bakken
Ensuring delivery
Agreement with Trinity for delivery of rail cars
PBF’s fleet of new railcars meet the highest DOT-111A standards
Increased availability of “delivered” deals
1,808
1,966
2,023
2,625
3,100
3,800
4,516
4,600
1,283
1,300
1,300
1,300
1,300
1,300
1,300
1,300
-
1,000
2,000
3,000
4,000
5,000
6,000
1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15
Coiled & Insulated General Purpose

Widening Crude Differentials
Widening Crude Differentials
Crude differentials widened out during the fourth quarter of 2013 and PBF expects to realize the benefits of the wider differentials as crude purchased during the fourth quarter is processed at our refineries in the latter part of Q4-13 and the beginning of Q1-14
$/bbl
Q1 – Q3-2103
Average
Q4-2013
Average
WCS-Brent (32.67) (43.15)
Bakken-Brent (13.05) (22.72)
ASCI-Brent (4.30) (13.53)
Syncrude-WTI 2.26 (9.35)
Increasing North American production, North American crude oil distribution logistics, seasonality and other events will continue to impact differentials and PBF expects differentials to remain volatile but favorable for US refiners

Brent versus WTI
Brent versus WTI
Widening Brent – WTI differential positively impacts cost-advantage of
North American produced crude oils
(35.00)
(30.00)
(25.00)
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
WTI - Brent
Min Max (07 to 11) 2013 2012 Average (07 to 11)
Source: Platts

WCS versus Brent
WCS versus Brent
Expanding differentials positively impact rail economics for Canadian
Heavy crude oil processed at PBF’s East Coast refineries
(70.00)
(60.00)
(50.00)
(40.00)
(30.00)
(20.00)
(10.00)
-
10.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
WCS - Brent
Min Max (07 to 11) 2013 2012 Average (07 to 11)
Source: Platts

Bakken versus Brent
Bakken versus Brent

Note: Prior to May 2010 Bakken pricing is unavailable
Expanding differentials positively impact rail economics for Mid-continent light-sweet crude oil processed at PBF’s East Coast refineries
(50.00)
(45.00)
(40.00)
(35.00)
(25.00)
(20.00)
(15.00)
(10.00)
(5.00)
-
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Bakken - Brent
Min Max (10 to 12)
2013
Average (10 to 12)
Source: Platts
(30.00)

ASCI Differential versus Brent
ASCI Differential versus Brent
ASCI is an indicator for medium-sour barrels processed
at PBF’s East Coast facilities
(25.00)
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
ASCI - Brent
Min Max (07 to 11) 2013 2012 Average (07 to 11)
Source: Platts, Argus

PBF’s Key Mid-continent differential versus WTI
PBF’s Key Mid-continent differential versus WTI
Toledo processes approximately 35% to 40% Syncrude
(25.00)
(20.00)
(15.00)
(10.00)
(5.00)
-
5.00
10.00
15.00
20.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Syncrude - WTI
Min Max (07 to 11) 2013 2012 Average (07 to 11)
Source: Platts

PBF’s East Coast Benchmark Crack
PBF’s East Coast Benchmark Crack

NYH 2:1:1 = ((–2*Dated Brent) + (1*NY RBOB) + (1*NO.2 Heating Oil))/2
-
5.00
10.00
15.00
20.00
25.00
30.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
NYH 2:1:1
Min Max (07 to 11) 2013 2012 Average (07 to 11)
Source: Platts

PBF’s Mid-continent Benchmark Crack
PBF’s Mid-continent Benchmark Crack
Chicago 4:3:1 = ((–4*WTI) + (3*Chic CBOB pipe) + (0.5*Chic ULSD Pipe) + (0.5*USGC Jet Kero 54))/4

Note: Prior to September 2009 Rul87 Chicago Pipe is used for substitution of CBOB Chicago Pipe, which is unavailable prior to this period
(5.00)
5.00
15.00
25.00
35.00
45.00
55.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Chicago 4:3:1
Min Max (07 to 11)
2013 2012 Average (07 to 11)
Source: Platts

PBF MLP
PBF MLP
Submitted confidential registration statement in August 2013
PBF has identified a pool of assets that could be contributed to a logistics-focused Master Limited Partnership (MLP)
Possible MLP assets include but are not limited to:
Rail terminals and railcars
Refinery truck terminals
Pipeline assets
Tank storage facilities

No near-term debt maturities
$675.5 million 8.25% Senior Secured Notes due 2020
Net Debt/Net Cap was approximately 29% as of September 30, 2013
Liquidity
$1.575 billion Asset-based Facility (with an accordion up to $1.8 billion)
Approximately $600 million of liquidity as of September 30, 2013

PBF’s Strong Financial Position
PBF’s Strong Financial Position
PBF Financial Snapshot – September 30, 2013
($MM, Unless
Otherwise
Noted)
Capitalization Table Actual
Cash and Cash Equivalents $57.4
Debt
Long-Term Debt 722.6
Total Debt 738.6
Net Debt 681.2
Total Equity 1,648.8
Net Capitalization 2,330.0

PBF’s Fourth Quarter 2013 Cash Highlights
PBF’s Fourth Quarter 2013 Cash Highlights
PBF’s Q4-2013 Cash Highlights
($MM, Unless
Otherwise
Noted)
Est. Cash and Cash Equivalents as of December 31, 2013 $75
Est. Total Debt outstanding as of December 31, 2013 $745 – $755
Est. Net Debt at December 31, 2013 $670 – $680
Est. Uses of cash in Q4-2013
Est. Decrease in Net Debt from September 30, 2013 $0 – $10
Est. Q4 Capital Expenditures $85 – $100
Dividend Payments $30
Est. Cash Interest Expense $10
Est. Cash generated from Operations/Working Capital $125 – $150
All figures displayed below are estimates, unaudited, subject to change, are provided for information purposes only and are not indicative of the actual earnings of the company for the period
In Q4-13, PBF generated an estimated $125-$150 million of cash from operations and working capital

2014 Full Year Guidance
2014 Full Year Guidance
Guidance provided constitutes forward-looking information and is based on current PBF
Energy operating plans, company assumptions and company configuration.  All figures are subject to change based on market and macroeconomic factors, as well as company strategic decision-making and overall company performance
Throughput, based on current plans, is expected to be
315,000 to 335,000 barrels per day for the East Coast including the impact of turnarounds
140,000 to 150,000 barrels per day for the Mid-continent including the impact of turnarounds
Operating expenses are expected to be $4.50 – $4.75 per barrel across all three refineries
SG&A expense is expected to be approximately $75 – $85 million
D&A expense is expected to be approximately $140 – $150 million
Interest expense is expected to be approximately $100 – $110 million
Capital expenditures, including projects and turnarounds, are expected to be approximately
$250 million